UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2024

Goldman Sachs Private Credit Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01627	92-3241797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 West Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)

(312) 655-4419

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 – Entry into a Material Definitive Agreement.

On May 23, 2024, Goldman Sachs Private Credit Corp. (the “Company”) entered into a third amendment (the “Third Amendment”) to the Senior Secured Revolving Credit Agreement, dated as of April 6, 2023 (as amended by the First Amendment, dated August 9, 2023, and the Second Amendment, dated November 17, 2023, and as otherwise amended or modified, the “Truist Revolving Credit Facility”), by and among the Company, as borrower, the lenders and issuing banks party thereto, and Truist Bank, as administrative agent.

The Third Amendment, among other things, (i) increased the accordion feature from up to $1,695,000,000 in aggregate commitments to up to $1,770,000,000 in aggregate commitments, (ii) extended (A) the revolver availability period from April 6, 2027 to May 23, 2028 and (B) the final maturity date from April 6, 2028 to May 23, 2029, and (iii) reset the minimum shareholders’ equity test.

The foregoing description is only a summary of the material provisions of the Third Amendment and is qualified in its entirety by reference to a copy of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*	Third Amendment to Senior Secured Revolving Credit Agreement, dated as of May 23, 2024, by and among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS PRIVATE CREDIT CORP. (Registrant)

Date: May 30, 2024	By:	/s/ Alex Chi
	Name:	Alex Chi
	Title:	Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer and Co-President